1 Privileged and Confidential Integra LifeSciences Announces Definitive Agreement to Acquire Acclarent® • The acquisition will become part of Integra’s Codman Specialty Surgical (CSS) division. The ear, nose and throat (ENT) category is a key area of strategic interest and highly complementary to the neurosurgery segment. • Provides a unique opportunity to build scale and capture a leadership position in the attractive ENT device segment with Acclarent’s established commercial scale, strong brand recognition, differentiated portfolio, and robust innovation pipeline. • Generates shareholder value; transaction expected to be accretive to Integra’s long-range plan. Princeton, New Jersey, December 12, 2023 -- Integra LifeSciences Holdings Corporation (Nasdaq: IART), a global leader in medical technology, today announced that it has entered into a definitive agreement to acquire Acclarent, Inc. from Ethicon, Inc., a Johnson & Johnson MedTech company for $275 million in cash at closing, subject to customary purchase price adjustments, and an additional $5 million upon the achievement of certain regulatory milestones. Acclarent is an innovator and market leader in ENT procedures and upon closing, Integra will be one of the leading providers of ENT products and technologies. “This acquisition presents Integra with a rare opportunity to become a key player in the ENT segment. Acclarent’s culture of pioneering technologies aligns with Integra’s legacy of innovation to transform care and restore patients’ lives,” said Jan De Witte, president and chief executive officer of Integra LifeSciences. “We are looking forward to welcoming the Acclarent employees to the Integra team. Together, we can make a profound impact on the future of ENT and neurosurgery.” The U.S. ENT specialty devices market is growing at 5-6% and will add approximately $1 billion to the CSS global total addressable market. The Acclarent portfolio includes its groundbreaking balloon technologies for sinus dilation and eustachian tube dilation as well as surgical navigation systems. Acclarent is headquartered in Irvine, California, and derives its revenues from U.S. product sales, which generated about $110 million in 2022 and gross margins in line with Integra’s company average. The company maintains R&D facilities in Irvine and Haifa, Israel, and uses third-party manufacturers. “The ENT segment is an anatomical adjacency to neurosurgery. For example, this acquisition will provide opportunities for ENT and neurosurgeons to closely collaborate on tumor care using skull base approaches,” said Mike McBreen, president of the CSS division. “Acclarent’s strong commercial capabilities, R&D expertise, advanced portfolio and deep clinical knowledge will be important assets to Integra, allowing us to deliver future innovation not only within ENT, but also across our other CSS technology platforms.” Integra currently participates in the ENT category with its MicroFrance® line of ENT instruments. Expected Financial Impact of the Transaction Integra expects to provide detailed guidance regarding the financial impacts of this transaction upon closing. The transaction, subject to customary closing conditions and regulatory approvals, is expected to close by the second quarter of 2024. Following the close, transition services, including transition manufacturing services, will be provided for up to four years. Exhibit 99.1

2 Privileged and Confidential Advisors Goldman, Sachs & Co. is serving as exclusive financial advisor and Morgan, Lewis & Bockius LLP is acting as legal advisor to Integra. Conference Call Integra will discuss the acquisition of Acclarent at a conference call on December 13, 2023, at 8:30 a.m. EST Management will also reference a presentation, which will be available on the Investor Relations section of Integra’s Website at www.integralife.com, under events & presentations. This call will contain forward- looking statements and other material information. A live webcast will be available on the Investors section of the Company’s website at investor.integralife.com. For those planning to participate on the call, register here to receive dial-in details and an individual pin. While not required, it is recommended to join 10 minutes prior to the event’s start. A webcast replay of the conference call will be available on the Investors section of the Company’s website following the call. About Integra At Integra LifeSciences, we are driven by our purpose of restoring patients’ lives. We innovate treatment pathways to advance patient outcomes and set new standards of surgical, neurologic, and regenerative care. We offer a comprehensive portfolio of high quality, leadership brands that include AmnioExcel®, Aurora®, Bactiseal®, BioD™, CerebroFlo®, CereLink® Certas® Plus, Codman®, CUSA®, Cytal®, DuraGen®, DuraSeal®, DuraSorb®, Gentrix®, ICP Express®, Integra®, Licox®, MAYFIELD®, MediHoney®, MicroFrance®, MicroMatrix®, NeuraGen®, NeuraWrap™, PriMatrix®, SurgiMend®, TCC-EZ® and VersaTru®. For the latest news and information about Integra and its products, please visit www.integralife.com. Forward Looking Statements This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties and reflect the Company's judgment as of the date of this release. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. Some of these forward-looking statements may contain words like “will,” “believe,” “may,” “could,” “would,” “might,” “possible,” “should,” “expect,” “intend,” "forecast," "guidance," “plan,” “anticipate,” "target," or “continue,” the negative of these words, other terms of similar meaning or they may use future dates. Forward-looking statements contained in this news release include, but are not limited to, statements concerning the closing of the transaction on anticipated terms and timing, or at all, including obtaining regulatory approvals that may be required under the terms of the purchase agreement between the parties, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, financial condition, prospects, business and management strategies for the management, and the expansion and growth of the Company following the close of the transaction, including the possibility that any of the anticipated benefits of the transaction will not be realized or will not be realized within the expected time period. It is important to note that the Company’s goals and expectations are not predictions of actual performance. Such forward-looking statements involve risks and

3 Privileged and Confidential uncertainties that could cause actual results to differ materially from predicted or expected results. Such risks and uncertainties include, but are not limited, to the following: the successful closing of the transaction; the ability to obtain required regulatory approvals for the transaction, the timing of obtaining such approvals and the risk that such approvals may result in the imposition of conditions, including with respect to divestitures required by antitrust authorities, that could materially adversely affect the Company and the expected benefits of the transaction; the risk that a condition to closing of the transaction may not be satisfied on a timely basis or at all; the failure of the transaction to close for any other reason and the risk of liability to the Company in connection therewith; the Company’s ability to successfully integrate Acclarent and other acquired businesses; the State of Israel's on-going war against Hamas, and the potential for the continuation or escalation of such conflict to disrupt the operations and employees of Acclarent’s business located in the State of Israel and make it more difficult for the Company to both integrate Acclarent and realize the expected benefits of the transaction; global macroeconomic and political conditions, including acts of terrorism or outbreak of war, hostilities, civil unrest, and other political or security disturbances, including the State of Israel’s ongoing war against Hamas and any escalations of that conflict; the difficulty of predicting the timing or outcome of product development efforts and regulatory agency approvals or actions, if any; physicians’ willingness to adopt and third-party payers’ willingness to provide reimbursement for the Company’s and Acclarent's existing, recently launched and planned products; difficulties or delays in manufacturing; the availability and pricing of third party sourced products and materials; and the economic, competitive, governmental, technological and other risk factors and uncertainties identified under the heading “Risk Factors” included in Item 1A of Integra's Annual Report on Form 10-K for the year ended December 31, 2022 and information contained in subsequent filings with the Securities and Exchange Commission. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events, or otherwise. CONTACT: Integra LifeSciences Holdings Corporation Investors Chris Ward (609) 772-7736 chris.ward@integralife.com Media Laurene Isip (609) 208-8121 laurene.isip@integralife.com